Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Event
Subsequent Event
On February 23, 2015, we repaid the remaining outstanding aggregate principal in the amount of $286.5 million and accrued interest of the 2015 Senior Unsecured Bonds as of the stated maturity date. We funded this transaction by existing cash balances and drawing on $180.0 million of the 2014 Revolving Credit Facility.